UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 7, 2005

TRICELL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-50036	88-0504530

(Commission File Number)	(IRS Employer Identification Number)

6 Howard Place, Stoke-on-Trent, Staffordshire, ST1 4NQ United Kingdom
(Address of Principal Executive Offices) (Zip Code)

011 44 8707 53 2360
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets

     On June 30, 2005, Tricell, Inc., a Nevada corporation (the “Company”), executed a Sale Agreement (the “Agreement”) with James Reed, Neil Pursell, Adrian Sumnall and Neil Proctor (the “Shareholders”) of Ace Telecom Limited (“Ace”). Pursuant to the Agreement, the Company acquired all of the issued and outstanding capital stock of Ace, in aggregate, in exchange for one million (1,000,000) shares (“Shares”) of the Company’s common stock. Pursuant to the Agreement, all of the issued and outstanding capital stock of Ace immediately prior to closing was transferred to the Company by the Shareholders, who in exchange received the Shares in a pro rata manner.

Item 9.01 Financial Statements and Exhibits

     The Exhibit Index preceding the exhibits is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 7th day of July 2005.

Tricell, Inc.
By:	/s/ Andre Salt
Tricell, Inc.
By: Andre Salt, Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT	PAGE
NO.	NO.	DESCRIPTION
10	4	June 30, 2005 Sale Agreement

3